EXHIBIT 23

            CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT AUDITORS






         We consent to the incorporation by reference in the Registration Statement (on Form S-8, File No. 333-61487) of Norwood Financial Corp. of our report dated January 25, 2002, with respect to the consolidated financial statements of Norwood Financial Corp. and subsidiary incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2001.




                                                    /s/ BEARD MILLER COMPANY LLP





Harrisburg, Pennsylvania
March 19, 2002